UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 14, 2026

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin St.
Elkhart,	Indiana	46516	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of the Company was held on May 14, 2026. The total shares outstanding on the record date, March 20, 2026, were 33,111,193. The total shares voted at the meeting in person or by proxy were 31,474,950 which represented 95.06% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting were adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:
Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2027 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Blake W. Augsburger	29,298,500	789,702	1,386,748
Natalie A. Brown	28,372,016	1,716,186	1,386,748
Joseph M. Cerulli	25,139,140	4,949,062	1,386,748
Todd M. Cleveland	29,039,021	1,049,181	1,386,748
John A. Forbes	27,853,351	2,234,851	1,386,748
Michael A. Kitson	28,963,693	1,124,509	1,386,748
Andy L. Nemeth	29,785,946	302,256	1,386,748
Denis G. Suggs	28,144,553	1,943,649	1,386,748
M. Scott Welch	28,099,897	1,988,305	1,386,748
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026. There were no broker non-votes.

For	Against	Abstain
31,399,269	30,410	45,271
Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2025.

For	Against	Abstain	Broker Non-Votes
29,250,416	798,094	39,692	1,386,748
Item 8.01    Other Events
On May 14, 2026, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.47 per share of common stock, which will be payable on June 8, 2026, to shareholders of record at the close of business on May 26, 2026.
A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release issued May 15, 2026
Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 18, 2026	By:	/s/ Matthew S. Filer
Matthew S. Filer
Executive Vice President - Finance, Chief Financial Officer, and Treasurer